UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110
Tampa, Florida 33612
(Address of Principal Executive Offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement.

On February 12, 2025, four holders (the “Makers”) of common stock purchase warrants (the “Warrants”) of TuHURA Biosciences, Inc. (the “Company”) made and issued to the Company secured promissory notes (the “Notes”) in the aggregate principal amount of $3,011,372.60 as payment of the exercise price of an aggregate of 1,034,836 Warrants held by the Makers. The Makers were comprised of KP Biotech Group, LLC, CA Patel F&F Investments, LLC, Dr. Kiran C. Patel and Donald Wojnowski. Upon the exercise of the Warrants, the Company issued to the Makers an aggregate of 1,034,836 Warrant Shares, all of which are “restricted securities” within the meaning of the federal securities laws.

The Notes bear interest at a rate of 12% per annum, simple interest, and all interest and principal under the Notes are due and payable on or before May 30, 2025 (the “Maturity Date”). The Notes are secured by the shares of Company common stock issuable upon the exercise of the Warrants (the “Warrant Shares”). In the event that a Note is not paid in full by the Maturity Date, the interest rate on the Notes increases to 18% per annum. The Notes provide for customary events of default (each as defined in the Notes, an “Event of Default”), including, among other things, the event of nonpayment of principal, interest, fees or other amounts, failure to perform or observe covenants within a specified cure period, and the occurrence of a bankruptcy, insolvency or similar event affecting the respective Maker. The Notes shall become due and immediately payable upon an Event of Default, unless otherwise waived by the Company. Upon an Event of Default, the Company may foreclose on the Warrant Shares and/or proceed against the Maker.

The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of Note, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

No. Document

10.1 Form of Warrant Exercise Promissory Note

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date:	February 14, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn Title: Chief Financial Officer